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VALIC COMPANY I
(Name of Registrant as Specified In Charter)

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VALIC COMPANY I

GOVERNMENT SECURITIES FUND

LARGE CAP CORE FUND

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

January 31, 2012

Dear Participant:

We are writing to inform you of the recent appointment of a new sub-adviser to the Government Securities Fund and of the change in sub-adviser of the Large Cap Core Fund. The Government Securities Fund and the Large Cap Core Fund (each a “Fund” and collectively, the “Funds” are each a series of VALIC Company I (“VC I”). On October 24-25, 2011, the Board of Directors of VC I (the “Board”) approved (i) the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as an additional sub-adviser to the Government Securities Fund and (ii) the appointment of Columbia Management Investment Advisers, LLC (“Columbia”) as the new sub-adviser of Large Cap Core Fund, replacing Wells Capital Management, Inc. (“Wells Capital”) as the existing sub-adviser to the Fund. In conjunction with the appointment of Columbia as sub-adviser to the Large Cap Core Fund, the Board also approved the termination of Wells Capital. On November 14, 2011, JPMIM began managing the Government Securities Fund and Columbia began managing the Large Cap Core Fund. In connection with Columbia replacing Wells Capital as sub-adviser to the Large Cap Core Fund, certain changes to the Fund’s principal investment strategies and principal investment risks also became effective November 14, 2011. Neither sub-adviser change resulted in a change to the expenses payable by the Funds.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Funds, JPMIM, Columbia and the terms of the investment sub-advisory agreements with JPMIM and Columbia, which the Board has approved.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

Kurt W. Bernlohr

President

VALIC Company I

VALIC COMPANY I

GOVERNMENT SECURITIES FUND

LARGE CAP CORE FUND

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

INFORMATION STATEMENT

Introduction

You have received this information statement because on October 31, 2011, you owned interests in the Government Securities Fund and/or the Large Cap Core Fund (each a “Fund” and collectively, the “Funds”), each a series of VALIC Company I (“VC I”), within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this information statement in lieu of a proxy statement. This information statement describes the decision by the Board of Directors of VC I (the “Board”) to appoint an additional sub-adviser to the Government Securities Fund and to replace the sub-adviser of the Large Cap Core Fund.

At a meeting held on October 24-25, 2011, the Board, including a majority of the directors who are not “interested persons” of the Funds, J.P. Morgan Investment Management Inc. (“JPMIM”) or Columbia Management Investment Advisers LLC (“Columbia,” and together with JPMIM, the “Sub-advisers”), as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved (i) the appointment of JPMIM as an additional sub-adviser to the Government Securities Fund and (ii) the appointment of Columbia as the new sub-adviser to the Large Cap Core Fund. In conjunction with the appointment of Columbia as sub-adviser to the Large Cap Core Fund, the Board also approved the termination of Wells Capital Management, Inc. (“Wells Capital”) as the existing sub-adviser to Large Cap Core Fund. With respect to the appointment of JPMIM, the Board approved an amendment, dated November 14, 2011, to the existing Investment Sub-Advisory Agreement, dated October 1, 2011, between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and JPMIM to reflect that JPMIM will manage a portion of the assets of the Government Securities Fund (the “Amended JPMIM Sub-Advisory Agreement”). With respect to the appointment of Columbia, the Board approved a new Investment Sub-Advisory Agreement, dated November 14, 2011, between VALIC and Columbia with respect to the Large Cap Core Fund (the “Columbia Sub-Advisory Agreement,” and together with the Amended JPMIM Sub-Advisory Agreement, the “Sub-Advisory Agreements”). JPMIM assumed sub-advisory responsibilities of the Government Securities Fund and Columbia assumed sub-advisory responsibilities of the Large Cap Core Fund on November 14, 2011.

VC I has received an exemptive order from the Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, a Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This information statement is being provided to you to satisfy this requirement. This information statement is being posted at http:/www.valic.com/Inform/statements82_3900_45.html on or about January 31, 2012, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on October 31, 2011 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Management of the Funds and the Investment Advisory Agreement

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended, VALIC serves as investment adviser to the Funds. The Advisory Agreement was last approved by the Board at a meeting held on August 2, 2011. Under the Advisory Agreement, the annual advisory fees payable to VALIC by the Funds for the fiscal year ended May 31, 2011 was 0.50% of average monthly net assets or $590,656 for the Government Securities Fund and 0.70% of average monthly net assets or $961,904 for the Large Cap Core Fund.

As investment adviser, VALIC oversees the day to day operations of the Funds and supervises the purchase and sale of Funds’ investments. VALIC employs sub-advisers who make investment decisions for the Funds although VALIC retains the responsibility for the overall management of the Funds. VALIC monitors the sub-advisers and compares the Funds’ performance with relevant market indices and other funds with comparable investment objectives and strategies. VALIC also monitors each sub-adviser’s compliance with the policies and procedures of the Funds and regularly provides reports to the Board describing the results of its evaluation and oversight functions. VALIC recommended JPMIM and Columbia as new sub-advisers to the Government Securities Fund and the Large Cap Core Fund, respectively, after conducting research and performing qualitative and quantitative analysis of other candidate firms and their organizational structures, investment processes and styles and long-term performance records.

The Sub-Advisory Agreements

Government Securities Fund

As described above, effective November 14, 2011, JPMIM was appointed as an additional sub-adviser to the Government Securities Fund. As of such date, the existing sub-adviser to the Fund was SunAmerica Asset Management Corp. (“SAAMCo”), who continues to act as sub-adviser to the Fund along with JPMIM. There were no changes in the Government Securities Fund’s investment objectives, principal investment strategies or principal risks as a result of the addition of JPMIM as a new sub-adviser.

JPMIM serves as sub-adviser to the Government Securities Fund pursuant to the Amended JPMIM Sub-Advisory Agreement. As sub-adviser, JPMIM manages the investment and reinvestment of a portion of the Government Securities Fund’s assets subject to VALIC’s oversight. JPMIM may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The Amended JPMIM Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the Amended JPMIM Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The Amended JPMIM Sub-Advisory Agreement shall continue in effect for an initial two year term beginning November 14, 2011. Thereafter, its continuance must be approved annually in the manner required by the 1940 Act and the rules thereunder. The Amended JPMIM Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice.

The Amended JPMIM Sub-Advisory Agreement will not result in an increase in fees to shareholders of the Government Securities Fund as VALIC, and not the Fund, is responsible for all fees payable pursuant to the Amended JPMIM Sub-Advisory Agreement. A form of the Amended JPMIM Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.

Sub-advisory Fees. For the fiscal year ended May 31, 2011, VALIC paid SAAMCo $295,328, which was equal to 0.25% of the Fund’s average daily net assets. Of the advisory fees VALIC received, it retained $295,328 of its advisory fee after payment of sub-advisory fees to SAAMCo. The sub-advisory fee rate payable to JPMIM is equal to the sub-advisory fee rate payable to SAAMCo based on the Fund’s assets as of September 30, 2011 but once the Fund’s assets exceed $150 million, the sub-advisory fee rate payable to JPMIM will be lower than the sub-advisory fee payable to SAAMCo. Therefore, the advisory fees retained by VALIC after payment of sub-advisory fees would not have changed if both JPMIM and SAAMCo served as sub-advisers for the fiscal year ended May 31, 2011, although if the Fund’s assets increase in the future, VALIC could retain a greater percentage of its advisory fees. If, for the fiscal year ended May 31, 2011, JPMIM had served as a sub-adviser to the Fund in addition to SAAMCo it would have received $147,664 in sub-advisory fees and SAAMCo would have received $147,664 in sub-advisory fees (assuming assets were divided equally between the two sub-advisers), which in aggregate is the same as the fees actually paid to SAAMCo as the sole sub-adviser.

Large Cap Core Fund

As described above, effective November 14, 2011, Columbia replaced Wells Capital as sub-adviser to the Large Cap Core Fund. As a result of this sub-adviser change, and as described in the October 26, 2011 supplement to the Fund’s prospectus (the “October Supplement”), the Fund’s principal investment strategies were revised to reflect that investments in convertible bonds, including junk bonds, and convertible preferred stocks were no longer a principal investment strategy of the Fund. The Fund’s principal risks were also revised to reflect that “convertible securities risk” and “interest rate risk” were no longer principal risks of the Fund. In addition, as indicated in the October Supplement, the Large Cap Core Fund will transition its benchmark from the S&P 500® Index to the Russell 1000® Index since management believes that the Russell 1000® Index better reflects the investment style of Columbia.

Columbia serves as sub-adviser to the Large Cap Core Fund pursuant to the Columbia Sub-Advisory Agreement. As sub-adviser, Columbia manages the investment and reinvestment of the Fund’s assets subject to VALIC’s oversight. Columbia may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The Columbia Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the Columbia Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The Columbia Sub-Advisory Agreement shall continue in effect for an initial two year term beginning November 14, 2011. Thereafter, its continuance must be approved annually in the manner required by the 1940 Act and the rules thereunder. The Columbia Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice.

The Columbia Sub-Advisory Agreement is substantially similar in all material respects to the previous Investment Sub-Advisory Agreement with Wells Capital other than the name of the sub-adviser, the date and the term of the agreement, the fees to be paid and certain references to the sub-adviser’s ability to delegate certain functions under the Columbia Sub-Advisory Agreement to an affiliate or third party, without the further written consent of VALIC. The Columbia Sub-Advisory Agreement will not result in an increase in fees to shareholders as VALIC, and not the Fund, is responsible for all fees payable pursuant to the new Sub-Advisory Agreement. A form of the Columbia Sub-Advisory Agreement is attached to this Information Statement as Exhibit B.

Sub-advisory Fees. For the fiscal year ended May 31, 2011, VALIC paid Wells Capital $493,537, which was equal to 0.36% of the Fund’s average daily net assets. Of the advisory fees VALIC received, it retained $468,367 of its advisory fee after payment of sub-advisory fees to Wells Capital. The sub-advisory fee rate payable to Columbia is higher than the sub-advisory fee rate payable to Wells Capital based on the Fund’s assets as of September 30, 2011. If, for the fiscal year ended May 31, 2011 Columbia had served as a sub-adviser to the Fund for the entire year it would have received $521,598 in sub-advisory fees, which is approximately $28,061 or 5.69% more than the fees actually paid to Wells Capital.

Factors Considered by the Board of Directors

At an in-person meeting held on October 24-25, 2011 (the “Meeting”), the Board, including the Independent Directors, approved the Amended JPMIM Sub-Advisory Agreement and the Columbia Sub-Advisory Agreement. As indicated above, JPMIM was appointed as an additional sub-adviser to the Government Securities Fund and Columbia was appointed as sub-adviser to the Large Cap Core Fund, replacing Wells Capital as the existing sub-adviser. The Board also approved the termination of Wells Capital as the sub-adviser of the Large-Cap Core Fund.

The Board received materials relating to certain factors the Board considered in determining to approve the Sub-Advisory Agreements. Those factors included: (1) the nature, extent and quality of services to be provided by the Sub-advisers; (2) each Sub-adviser’s sub-advisory fee rate compared to the sub-advisory fee rates of a peer group of funds with similar investment objectives (“Sub-advisory Expense Group/Universe”), as selected by Lipper, Inc., an independent third-party provider of investment company data; (3) the investment performance of each Fund compared to the performance of comparable funds in its Morningstar category (“Performance Group”), and against each Fund’s benchmark (“Benchmark”), and the investment performance of a comparable fund managed by each Sub-adviser against the relevant Fund’s Performance Group and Benchmark; (4) the costs of services and the benefits potentially to be derived by the Sub-advisers, (5) whether the Funds would benefit from possible economies of scale by engaging the Sub-advisers; (6) the profitability of the Sub-advisers; and (7) the terms of the Sub-Advisory Agreements.

In considering whether to approve the Sub-Advisory Agreements, the Board also took into account presentations made at the Meeting by members of management as well as presentations made by representatives from each Sub-adviser who responded to questions posed by the Board and management. The Independent Directors were separately represented by independent counsel in connection with their consideration of the approval of the Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive session.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Funds by the Sub-advisers. The Board also considered that each Sub-adviser’s management of a Fund is subject to the oversight of VALIC and the Board, and each Fund must be managed in accordance with its investment objective, policies and restrictions as set forth in its prospectus and statement of additional information. The Board considered information provided to it regarding the services to be provided by the Sub-advisers. The Board considered the qualifications, background and responsibilities of the Sub-advisers’ investment personnel who would be responsible for providing investment management services to the Funds. The Board also considered the investment strategies, investment style and investment processes that would be implemented by the Sub-advisers’ portfolio management teams. The Board further took into account the financial condition of the Sub-advisers. In addition, the Board noted that JPMIM currently sub-advises the VALIC Company II (“VC II”) Small Cap Growth Fund and a portion of VC II Small Cap Value Fund and that management is familiar with JPMIM’s business, legal, operations and compliance staff.

The Board, including a majority of the Independent Directors, concluded that the scope and quality of advisory services to be provided by the Sub-advisers under the Sub-Advisory Agreements would be satisfactory.

Fees and Expenses; Investment Performance. The Board received and reviewed each Fund’s sub-advisory fee rates compared against the relevant Sub-advisory Expense Group/Universe. The Board also considered that VALIC negotiated the sub-advisory fee rates at arms-length and that the sub-advisory fees are paid by VALIC out of the advisory fees it receives from the Funds. The Board considered that the sub-advisory fee rate payable to each Sub-adviser contains breakpoints. The Sub-adviser provided, and the Board also considered, expense information of comparable accounts managed by the Sub-advisers, as applicable.

Government Securities Fund. The Board considered that the sub-advisory fee payable to JPMIM is equal to the sub-advisory fee payable to SAAMCo based on the Fund’s current assets but that once the Fund’s assets exceed $150 million the sub-advisory fee payable to JPMIM would be lower than the sub-advisory fee payable to SAAMCo. The Board further noted that once Fund assets exceed $150 million, the amount of the advisory fee that VALIC retains would increase relative to what it would retain under the existing fee and structure with SAAMCo as the sole sub-adviser. The Board also considered that the sub-advisory fee rate payable to JPMIM was equal to the median in the Sub-advisory Expense Group (which consisted of only two other funds) and above the median of the Fund’s Sub-advisory Expense Universe.

Large Cap Core Fund. The Board considered that the sub-advisory fee payable to Columbia under the Columbia Sub-Advisory Agreement is equal to the sub-advisory fee payable to Wells Capital on assets below $100 million and on assets above $250 million, and higher than the sub-advisory fee payable to Wells Capital on assets between $100 million and $250 million. The Board considered that the Fund’s total assets as of September 30, 2011 were approximately $111 million, and that at this asset level, the sub-advisory fee payable to Columbia would be higher than the sub-advisory fee payable to Wells Capital which would reduce the amount of the advisory fee that VALIC retains. The Board also considered that the sub-advisory fee rate payable to Columbia was equal to the median of the Sub-advisory Expense Group (which consisted of only three other funds) and was above the median of the Fund’s Sub-advisory Expense Universe.

The Board also took into account management’s discussion of each Fund’s expenses, and noted that each Fund’s advisory fee rate would remain the same.

The Board received and reviewed information prepared by management regarding the Funds’ investment performance compared against the Benchmark and their respective Performance Group as of the period ended August 31, 2011. The Board also noted that it regularly reviews detailed performance information about the Funds.

With respect to the Government Securities Fund’s performance, the Board considered that management has closely monitored the Fund’s performance for more than two years, and that performance has been inconsistent with periods of underperformance outweighing stronger periods. The Board also considered the performance of another fund managed by JPMIM with a similar investment objective and investment style as the Fund (the “JPMIM Comparable Fund”). The Board noted that the JPMIM Comparable Fund outperformed the Fund’s Benchmark and Performance Group for the year-to-date, one- and three-year periods ended August 31, 2011. The Board also considered information presented by management regarding the hypothetical performance of the Fund had it been sub-advised by JPMIM with the proposed allocation between JPMIM and the Fund’s current sub-adviser, SAAMCo.

With respect to the Large Cap Core Fund’s performance, the Board considered the performance of another fund managed by Columbia with a similar investment objective and investment style as the Fund (the “Columbia Comparable Fund” and together with the “JPMIM Comparable Fund,” the “Comparable Funds”). The Board noted that the Columbia Comparable Fund underperformed the Benchmark for the year-to-date period ended August 31, 2011, and outperformed the Benchmark for the one-, three- and five-year periods ended August 31, 2011. The Board also noted that the Columbia Comparable Fund outperformed its Performance Group for the year-to-date, one-, three- and five-year periods ended August 31, 2011.

The Board concluded that the sub-advisory fees payable to each Sub-adviser are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also took into account management’s discussion of each Fund’s past performance and the performance of the Comparable Funds.

Cost of Services and Benefits Derived and Profitability/Economies of Scale. The Board was provided with information relating to the cost of services and benefits derived in connection with the Sub-Advisory Agreements. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory and sub-advisory fees and that any collateral benefits derived as a result of providing advisory services to a Fund are de minimis. Because sub-advisory fees are paid by VALIC and not by a Fund, the Board concluded that the costs of the services to be provided by each Sub-adviser and the profitability to each Sub-adviser from its relationship with the Funds was not a material factor in its deliberations with respect to consideration of approval of the Sub-Advisory Agreements. For similar reasons, the Board also concluded that the potential for economies of scale in each Sub-adviser’s management of the Funds was not a material factor in approving the Sub-Advisory Agreements although the Board noted that the proposed sub-advisory fee schedules contained breakpoints.

Terms of the Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements, including the duties and responsibilities undertaken by each Sub-adviser. The Board also reviewed the terms of payment for services to be rendered by each Sub-adviser and noted that VALIC would compensate each Sub-adviser out of the advisory fees it receives from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Sub-Advisory Agreements and other terms contained therein. The Board concluded that the terms of the Sub-Advisory Agreements were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and its deliberations, the Board, including a majority of the Independent Directors, concluded that it was in the best interests of the Funds and their shareholders to approve the Sub-Advisory Agreements.

Information about JPMIM

JPMIM is located at 270 Park Avenue, New York, New York 10017. As of December 30, 2011, JPMIM and its affiliates managed approximately $1.3 trillion in assets. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

JPMIM is not affiliated with VALIC. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with JPMIM or its affiliates since the beginning of the Fund’s most recent fiscal year.

The following chart lists the principal executive officers and the directors of JPMIM and their principal occupations. The business address of each officer and director is 270 Park Avenue, New York, New York 10017.

Name	Position with JPMIM and Principal Occupation
George C. W. Gatch	Director/CEO/President/Managing Director
Seth P. Bernstein	Director/Global Head of Fixed Income/Managing Director
Lawrence M. Unrein	Director/CIO-Global Head of Private Equity/Managing Director
Martin R. Porter	CIO-Global Head of Equities & Balanced Group/Managing Director
Clive S. Brown	Director/Managing Director
Scott E. Richter	Secretary/Chief Legal Officer/Managing Director
Joseph K. Azelby	Director/CIO-Global Head of Real Estate/Managing Director
Paul A. Quinsee	Director/Managing Director
Joseph J. Bertini	Chief Compliance Officer/Managing Director
Robert L. Young	Director/COO/Managing Director
Craig M. Sullivan	Director/CFO/Managing Director
James B. Broderick	Director/Managing Director
Catherine A. Keating	Director/CEO/Managing Director

JPMIM provides investment advisory services to the fund listed below, which has investment strategies similar to that of Government Securities.

Comparable Fund	Sub-Advisory Fee	Asset Managed as of 12/31/2011 ($ billion)
Jackson National Life U.S. Government Quality Bond Portfolio	0.17% on the first $200 million 0.15% on the next $300 million 0.12% on assets over $500 million	$1.394

Information about Columbia

Columbia is located at 225 Franklin Street, Boston, Massachusetts 02110. As of September 30, 2011, Columbia and its affiliates managed approximately $302.8 billion in assets. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Columbia is not affiliated with VALIC. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with Columbia or its affiliates since the beginning of the Fund’s most recent fiscal year.

The following chart lists the principal executive officers and the directors of Columbia and their principal occupations. The business address of each officer and director is 225 Franklin Street, Boston, Massachusetts 02110.

Name	Position with Columbia and Principal Occupation
William F. Truscott	Chairman of the Board
Brian J. McGrane	Member, Board of Governors, Senior Vice President and Chief Financial Officer
Scott R. Plummer	Vice President and Chief Legal Officer
Amy K. Johnson	Senior Vice President and Chief Operating Officer
Michael A. Jones	Member, Board of Governors and President
Colin Moore	Member, Board of Governors and Chief Investment Officer
Amy L. Unckless	Senior Vice President and Chief Administrative Officer
Beth A. Brown	Senior Vice President – Intermediary Distribution Asset Management
Jeffrey F. Peters	Senior Vice President and Head of Institutional Distribution
Linda J. Wondrack	Vice President and Chief Compliance Officer
John K. Connaughton	Managing Director and General Manager Mutual Funds Products
Robert K. McConnaughey	Managing Director and Head of Equities
Christopher C. Thompson	Senior Vice President and Head of Investment Products and Marketing
Colin J. Lundgren	Managing Director and Head of Fixed Income
Todd A. White	Managing Director and Head of Alternative and Absolute Return Investments

Columbia provides investment advisory services to the fund listed below, which has investment strategies similar to that of the Large Cap Core Fund. While the investment strategies of the fund listed below may be similar to that of the Fund, the nature of services provided by Columbia may be different. For example, Columbia provides sub-advisory services to the Fund, while it provides investment advisory services to the fund listed below. As a sub-adviser, Columbia may perform a more limited set of services and assume fewer responsibilities for the Fund than it does for the fund listed below.

Comparable Fund	Advisory Fee	Asset Managed as of 12/31/11 ($ billion)
Columbia Contrarian Core Fund	0.710% on the first $500 million 0.665% on the next $500 million 0.620% on the next $500 million 0.570% on the next $1.5 billion 0.560% on the next $3 billion 0.540% on the assets over $6 billion	$1.609

Other Service Agreements

VC I has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements. For the fiscal year ended May 31, 2011, pursuant to the Transfer Agency and Service Agency Agreement, the Government Securities Fund paid SAAMCo $82,692 and paid VALIC $2,299, respectively, and the Large Cap Core Fund paid SAAMCo $96,191 and paid VALIC $911, respectively.

SAAMCo, the Fund’s administrator, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. American General Distributors, Inc., the Fund’s principal underwriter is located at 2929 Allen Parkway, Houston, Texas 77019.

Brokerage Commissions

During the fiscal year ended May 31, 2011, the Government Securities Fund and Large Cap Core Fund paid no commissions to affiliated broker-dealers. Neither Fund paid commissions to affiliated broker-dealers.

ANNUAL REPORTS

Copies of the most recent Annual Report and Semi-Annual Report may be obtained without charge if you:

•	write to:
Nori Gabert, Secretary
VALIC Company I
2929 Allen Parkway
Houston, Texas 77019
•	call (800) 448-2542
•	access the Report through the Internet at www.valic.com

SHAREHOLDER PROPOSALS

The Funds are not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of VALIC Company I, 2929 Allen Parkway, Houston, Texas 77019.

OWNERSHIP OF SHARES

As of the Record Date, there were 11,546,347 shares of the Government Securities Fund and 11,165,213 shares of the Large Cap Core Fund outstanding. All shares of both Funds are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract, Plan or interests therein for more than 5% of the outstanding shares of either Fund. The directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of either Fund, as of the Record Date.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 1st day of October, 2011, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and J.P. MORGAN INVESTMENT MANAGEMENT INC., hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognizes the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consist of thirty-three portfolios (“Funds”):

Asset Allocation Fund	Large Cap Core Fund
Blue Chip Growth Fund	Large Capital Growth Fund
Broad Cap Value Income Fund	Mid Cap Index Fund
Capital Conservation Fund	Mid Cap Strategic Growth Fund
Core Equity Fund	Money Market I Fund
Dividend Value Fund	Nasdaq-100® Index Fund
Emerging Economies Fund	Science & Technology Fund
Foreign Value Fund	Small Cap Aggressive Growth Fund
Global Real Estate Fund	Small Cap Fund
Global Social Awareness Fund	Small Cap Index Fund
Global Strategy Fund	Small Cap Special Values Fund
Government Securities Fund	Small-Mid Growth Fund
Growth & Income Fund	Stock Index Fund
Growth Fund	Value Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and review of VALIC and VC I’s Board of Directors and in material conformity with (i) the 1940 Act, all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of the Covered Fund(s); (iii) VC I’s Articles, Bylaws, registration statements, prospectus and the investment objectives, policies and restrictions of any Covered Fund(s) stated in the Covered Fund(s)’ prospectus and statement of additional information; and (iv) any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)	In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, and consistent with the obligations of Section 8 herein, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In selecting brokers or dealers to execute transactions on behalf of the Covered Fund(s), the SUB-ADVISER will seek the best overall terms available. In assessing the best overall terms available for any transaction, the SUB-ADVISER will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the brokers or dealers and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the SUB-ADVISER is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Covered Fund(s) and/or other accounts over which the SUB-ADVISER or its affiliates exercise discretion. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. Subject to the requirements of U.S. law, VALIC agrees that SUB-ADVISER may follow the SUB-ADVISER’S best execution policy, which has been provided to VALIC and which may be amended from time-to-time. The SUB-ADVISER agrees to provide VALIC a copy of any material amendment to its best execution policy as soon as reasonably practicable after such amendment to the policy.

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Notwithstanding anything to the contrary in this Agreement, to the extent that any market counterparty with whom the SUB-ADVISER deals requires information relating to the Covered Fund(s) (including but not limited to the identity and market value of the Covered Fund(s), the SUB-ADVISER shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Covered Fund(s) in accordance with the terms of this Agreement.

VALIC hereby agrees that, in managing the Covered Fund, the SUB-ADVISER may execute trades in markets that are not “regulated markets” 1as that term is defined in the “Markets in Financial Instruments Directive” 2and may utilize a multilateral trading facility.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER that are trading through a single trading desk or system on the same trading day, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided

[1]	Definition of Regulated Market

Multilateral system operated and/or managed by a market operator, which brings together or facilitates the bringing together of multiple third-party buying and selling interests in financial instruments – in the system and in accordance with its non-discretionary rules – in a way that results in a contract, in respect of the financial instruments admitted to trading under its rules and/or systems, and which is authorized and functions regularly and in accordance with the provisions of Title III of MiFID.

[2]	Definition of Markets in Financial Instruments Directive (“MiFID”)

Commission Directive No. 2006/73/EC implementing Directive 2004/39/EC of the European Parliament and of the Council as regards organizational requirements and operating conditions for investment firms and defined terms for the purposes of that Directive.

above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request copies of all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in complying with regulations applicable to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I, (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder; provided, however, all brokerage commissions, taxes, charges and other costs incident to the purchase and sale of investments shall be charged to and paid from the Covered Fund. VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as otherwise necessary in the ordinary course of performing its responsibilities under this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC I Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable federal or state authorities (including the SUB-ADVISER’s regulatory examiners) or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information. VALIC will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to perform its responsibilities under this Agreement or under the Investment Advisory Agreement between VALIC and VC I, and will keep confidential any non-public information obtained directly as a result of this relationship, and disclose such non-public information only if SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade resources, or if such information is or hereafter otherwise is known by VALIC, or if such disclosure is expressly required or requested by applicable federal or state authorities (including VALIC’s regulatory examiners) or to the extent such disclosure is reasonably required by VALIC’s or the Covered Fund(s)’ auditors or attorneys in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Without limiting the foregoing, VALIC acknowledges that the securities holdings of the Covered Fund(s) constitute information of value to the SUB-ADVISER, and agrees: (1) not to use for any purpose, other than for VALIC or the Covered Fund(s), or their agents, to supervise or monitor the SUB-ADVISER, the holdings or other trading-related information of the Covered Fund(s); and (2) not to disclose the Covered Fund(s)’ holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of VC I, counsel to the Board of Directors of VC I, counsel to VC I, the administrator or any sub-administrator, the independent accountants and any other agent of VC I; (d) in accordance with VC I’s portfolio holdings disclosure policy, including other third parties service providers identified in VC I’s registration statement; or (e) as otherwise agreed to by the parties hereto in writing.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies (including other accounts and investment companies following the same investment strategy as the Covered Fund(s) ), and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)	VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

Notwithstanding the foregoing, VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise directly (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

The provisions of this Section 7 shall survive the termination of this Agreement.

8.	Delegation.

Except where prohibited by applicable law or regulation, SUB-ADVISER may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable SUB-ADVISER to perform its functions under this Agreement; provided however, that no such person shall serve or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC, VC I or the Covered Fund(s) with respect to them. Notwithstanding any other provision of this Agreement, SUB-ADVISER may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. SUB-ADVISER will act in good faith and due diligence in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve SUB-ADVISER of any of its obligations under this Agreement. SUB-ADVISER shall remain liable for SUB-ADVISER’S obligations hereunder and for all actions of any such affiliates, third parties or agents to the same extent as SUB-ADVISER is liable for its own actions hereunder.

9.	Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, SUB-ADVISER has adopted a Customer Identification Program, (“CIP”) pursuant to which SUB-ADVISER is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate SUB-ADVISER’s compliance with its CIP, VALIC hereby represents and warrants that (i) the Fund’s taxpayer identification number or other government issued identification number is reflected on Schedule A, (ii) all documents provided to SUB-ADVISER are true and accurate as of the date hereof, and (iii) VALIC agrees to provide to SUB-ADVISER such other information and documents that SUB-ADVISER requests in order to comply with SUB-ADVISER’s CIP.

10.	Other Matters

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender such books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-

ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this Section 10 shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein.

11.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

12.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

13.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	With a copy to:

Attn: Kurt Bernlohr	Attn: Nori L. Gabert
2919 Allen Parkway, L13	2919 Allen Parkway, 63-20
Houston, Texas 77019	Houston, Texas 77019
Tel: (713) 831-6133	Tel: (713) 831-5165
Fax: (713) 831-6205	Fax: (713) 831-2258

If to SUB-ADVISER:	With a copy to:

Attn. Ana Brands	Attn: Donna Nascimento
575 Washington Blvd., Floor 10	575 Washington Blvd.
Jersey City, N.J. 07310-1618	Jersey City, N.J. 07310
Tel. (201) 595-1243	Tel: (201) 595-1259
Fax: 917-463-0542

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kurt W. Bernlohr
Name:	Kurt W. Bernlohr
Title:	Senior Vice President

ATTEST:

Attest:	/s/ Shana L. Walker
Name:	Shana L. Walker
Title:	Paralegal

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Ana Brands
Name:	Ana Brands
Title:	Vice President

ATTEST:

Attest:	/s/ Donna Nascimento
Name:	Donna Nascimento
Title:	Vice President

SCHEDULE A

COVERED FUND(S)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
Emerging Economies Fund (TIN: 59-3824902)	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million.

AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is effective as of November 14, 2011, by and among The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”).

RECITALS

WHEREAS, VALIC and VALIC Company I (“VC I”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated October 1, 2011 (the “Agreement”), with respect to the Covered Funds; and

WHEREAS, pursuant to Section 6 of the Agreement which provides for an initial term of two years from the date of this Amendment, with respect to Government Securities Fund.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect that the Sub-Adviser will manage the assets of the Government Securities Fund and shall be compensated on those assets managed, in accordance with Section 3 of the Agreement, at the fee rate reflected in Schedule A attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Kurt W. Bernlohr	By:	/s/ Ana Brands
Name:	Kurt W. Bernlohr	Name:	Ana Brands
Title:	Senior Vice President	Title:	Vice President

SCHEDULE A

Effective November 14, 2011

SUB-ADVISER shall manage all or a portion of the assets of the following Covered Fund(s) and shall be compensated on that portion managed, as follows:

Covered Funds	Fee
Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million; 0.20% on the next $75 million; 0.15% on the next $100 million; and 0.10% on assets over $250 million

Exhibit B

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 14th day of November, 2011, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-three portfolios (“Funds”):

Asset Allocation Fund	Large Cap Core Fund
Blue Chip Growth Fund	Large Capital Growth Fund
Broad Cap Value Income Fund	Mid Cap Index Fund
Capital Conservation Fund	Mid Cap Strategic Growth Fund
Core Equity Fund	Money Market I Fund
Dividend Value Fund	Nasdaq-100® Index Fund
Emerging Economies Fund	Science & Technology Fund
Foreign Value Fund	Small Cap Aggressive Growth Fund
Global Real Estate Fund	Small Cap Fund
Global Social Awareness Fund	Small Cap Index Fund
Global Strategy Fund	Small Cap Special Values Fund
Government Securities Fund	Small-Mid Growth Fund
Growth & Income Fund	Stock Index Fund
Growth Fund	Value Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions of any Covered Fund(s) and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)	In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

VALIC agrees that, to the extent SUB-ADVISER is responsible for managing only a portion of the assets of a Covered Fund, SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to policies and procedures that may be adopted by VC I’s Board of Directors and Section 28(e) of the Securities Exchange Act of 1934, as amended, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research products or services, including statistical data, to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Furthermore, on occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Fund(s) as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Covered Fund(s) and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for

VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for the Covered Fund(s), (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

VALIC and the SUB-ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Funds(s).

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as otherwise necessary in the ordinary course of performing its responsibilities under this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC I Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable federal or state authorities (including the SUB-ADVISER’s regulatory examiners) or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

VALIC will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to perform its responsibilities under this Agreement or under the Investment Advisory Agreement between VALIC and VC I, and will keep confidential any non-public information obtained directly as a result of this relationship, and disclose such non-public information only if SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade resources, or if such information is or hereafter otherwise is known by VALIC, or if such disclosure is expressly required or requested by applicable federal or state authorities (including VALIC’s regulatory examiners) or to the extent such disclosure is reasonably required by VALIC’s or the Covered Fund(s)’ auditors or attorneys in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Without limiting the foregoing, VALIC acknowledges that the securities holdings of the Covered Fund(s) constitute information of value to the SUB-ADVISER, and agrees: (1) not to use for any purpose, other than for VALIC or the Covered Fund(s), or their agents, to supervise or monitor the SUB-ADVISER, the holdings or other trading-related information of the Covered Fund(s); and (2) not to disclose the Covered Fund(s)’ holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of VC I, counsel to the Board of Directors of VC I, counsel to VC I, the administrator or any sub-administrator, the independent accountants and any other agent of VC I; (d) in accordance with VC I’s portfolio holdings disclosure policy, including other third parties service providers identified in VC I’s registration statement; or (e) as otherwise agreed to by the parties hereto in writing.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Covered Fund shall not be deemed to affect the interest of any other Covered Fund and shall not require the approval of shareholders of any other Covered Fund.

The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, the Covered Funds, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER. The provisions of this paragraph shall survive the termination of this Agreement.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC I in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

9.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

10.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

11.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	With a copy to:

Attn: Kurt Bernlohr	Attn: Tom Ward
2929 Allen Parkway, L13	2929 Allen Parkway, L13-20
Houston, Texas 77019	Houston, Texas 77019
Tel: (713) 831-6133	Tel: (713) 831-5399
Fax: (713) 831-6205	Fax: (713) 831-4124

If to SUB-ADVISER:	With a copy to:
Attn: John Cislo	Attn: Bruce McCutcheon
225 Franklin Street	225 Franklin Street
Boston, MA 02110	Boston, MA 02110
Tel: (617) 912-2217	Tel: 617 912-2267
Fax: (617) 310-3173	Fax: 877 399-1658

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kurt W. Bernlohr
Name:	Kurt W. Bernlohr
Title:	Senior Vice President

ATTEST:

Attest:	/s/ Shana L. Walker
Name:	Shana L. Walker
Title:	Paralegal

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Beth Brown
Name:	Beth Brown
Title:	Senior Vice President

ATTEST:

Attest:	/s/ Diane Pait
Name:	Diane Pait
Title:	Senior Administrative Assistant

SCHEDULE A

COVERED FUND(S)

Effective November 14, 2011

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
Large Cap Core Fund	0.400% on the first $100 million; 0.325% on the next $150 million; and 0.250% on assets over $250 million

VALIC COMPANY I

2929 Allen Parkway

Houston, Texas 77019

Government Securities Fund

Large Cap Core Fund

(the “Funds”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF INFORMATION

STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

http://www.valic.com/InformStatements82_3900_45.html

This Notice is to inform you that an information statement (the “Information Statement”) regarding the appointment of an additional sub-adviser to the Government Securities Fund and the change in sub-adviser of the Large Cap Core Fund is now available at the website referenced above. The Funds are each a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access VALIC’s website to review a complete copy of the Information Statement, which contains important information about the appointment and change in sub-advisers.

As discussed in the Information Statement, on October 24-25, 2011, the Board of Directors of VC I approved (i) the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as an additional sub-adviser to the Government Securities Fund and (ii) the appointment of Columbia Management Advisers, LLC (“Columbia”) as the new sub-adviser to the Large Cap Core Fund and the termination of Wells Capital Management, Inc. (“Wells Capital”), the existing sub-adviser to the Large Cap Core Fund. On November 14, 2011, JPMIM began managing the Government Securities Fund and Columbia began managing the Large Cap Core Fund.

VC I has received an exemptive order from the Securities and Exchange Commission which allows the Funds’ investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. As required by this exemptive order, a Fund is required to provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about January 31, 2012, to all participants in a Contract or Plan who were invested in the Funds as of the close of business on October 31, 2011. A copy of the Information Statement will remain on VALIC’s website until at least April 30, 2012, and shareholders can request a complete copy of the Information Statement until February 1, 2013.

You can obtain a paper or email copy of the complete Information Statement, without charge, by contacting VALIC Client Services at 1-800-448-2542, or by sending an email to Forms.Request@valic.com. Please note, however, that you will not receive a paper or email copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.